PROVISION FOR RECLAMATION AND REHABILITATION	12 Months Ended
Dec. 31, 2019
Provision For Reclamation And Rehabilitation [Abstract]
PROVISION FOR RECLAMATION AND REHABILITATION [Text Block]

15. PROVISION FOR RECLAMATION AND REHABILITATION

The Company's environmental permit requires that it reclaim certain land it disturbs during mining operations.  Significant reclamation and closure activities include land rehabilitation, decommissioning of buildings and mine facilities, ongoing care and maintenance and other costs.  Although the ultimate amount of the reclamation and rehabilitation costs to be incurred cannot be predicted with certainty, the total undiscounted amount of probability weighted estimated cash flows required to settle the Company's estimated obligations is $2,430 for the Guanaceví mine, $1,959 for the Bolañitos mine, $4,562 for the El Cubo mine and $160 for the El Compas development project.

The timing of cash flows has been estimated based on the mine lives using current reserves and the present value of the probability weighted future cash flows. The model assumes a risk-free rate specific to the liability of 1.9% for Guanaceví, 1.6% for Bolañitos, 7.0% for El Cubo and 6.9% for El Compas and with an inflation rate of 2.0% for Guanaceví and Bolañitos and 4.0% for El Cubo and El Compas.

Changes to the reclamation and rehabilitation provision balance during the year are as follows:

	Guanaceví	Bolañitos	El Cubo	El Compas	Total

Balance at December 31, 2017	$2,086	$1,772	$4,074	$50	$7,982

Accretion	43	32	74	1	150
Disturbance incurred during the year	-	-	-	63	63
Balance at December 31, 2018	$2,129	$1,804	$4,148	$114	$8,195

Accretion	53	44	101	10	208
Disturbance incurred during the year	-	-	-	-	-
Balance at December 31, 2019	$2,182	$1,848	$4,249	$124	$8,403